LETTER AGREEMENT

September 24, 2008

Valens U.S. SPV I, LLC
Valens Offshore SPV I, Ltd.
PSource Structured Debt Limited
LV Administrative Services, Inc., as agent
c/o Valens Capital Management, LLC
335 Madison Avenue, 10th Floor
New York, New York 10017

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement, dated as of June 30, 2005 (as amended, restated, modified and/or supplemented from time to time, the “Purchase Agreement”), by and among WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (“Company”), VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens U.S.”), as assignee of Laurus Master Fund, Ltd. (“Laurus”), VALENS OFFSHORE SPV I, LTD., a Cayman Islands company (“Valens Offshore”), as assignee of Laurus, and PSOURCE STRUCTURED DEBT LIMITED, a Guernsey company (“PSource” and, together with Valens U.S. and Valens Offshore as assignees of Laurus Master Fund, Ltd., collectively, the “Purchasers”), as assignee of Laurus, (b) the Second Amended and Restated Secured Term Note, dated as of April 17, 2007 (as amended, restated, modified and/or supplemented from time to time, the “Secured Term Note”), made by the Company in favor of the Purchasers, as assignees of Laurus, (c) the Amended and Restated Secured Convertible Term Note, dated as of October 6, 2005 (as amended, restated, modified and/or supplemented from time to time, the “Secured Convertible Term Note”), made by the Company in favor of the Purchasers, as assignees of Laurus, (d) the Master Security Agreement, dated as of June 30, 2005, among the Company, TRADE-WINDS ENVIRONMENTAL RESTORATION INC. (“Tradewinds”), NORTH ATLANTIC LABORATORIES, INC. (“North Atlantic”), ENVIRONMENTAL RESTORATION, INC. (“Environmental Restoration, Inc.”) and RESTORENET, INC. (“Restorenet” and, together with Tradewinds, North Atlantic, Environmental Restoration, collectively, the “Subsidiaries”) and the Purchasers, as assignees of Laurus (as amended, restated, modified and/or supplemented from time to time, the “Security Agreement”), (e) the Subsidiary Guaranty, dated as of June 30, 2005, by the Subsidiaries in favor of the Purchasers, as assignees of Laurus (as amended, modified or supplemented from time to time, the “Guaranty”), (f) the Reaffirmation and Ratification Agreements, dated as of January 12, 2007, April 17, 2007 and July 17, 2007, by the Company, Trade-Winds and North Atlantic (as amended, restated, modified and/or supplemented from time to time the “Reaffirmation Agreements”), (g) the Letter Agreement, dated as of September 3, 2008, by and among the Company, Michael O’Reilly, individually, the Subsidiaries, LV Administrative Services, Inc., as agent for the Purchasers (“Agent”), and the Purchasers (as amended, restated, modified and/or supplemented from time to time, the “First Letter Agreement” and (h) the Letter Agreements, dated as of September 16 and September 18, 2008 by and among the Company, the Subsidiaries, the Agent, and the Purchasers (as amended, restated, modified and/or supplemented from time to time, the “Second Letter Agreements” and, together with the Purchase Agreement, the Secured Term Note, the Secured Convertible Term Note, the demand notes issued under the First Letter Agreement and Second Letter Agreements (the “Existing Demand Notes” and together with the Secured Term Note and the Secured Convertible Term Note, collectively, the “Existing Notes”), the Security Agreement, the Guaranty, the Reaffirmation Agreements and each other ancillary document, instrument and agreement executed in connection therewith, each an “Existing Agreement” and, collectively, the “Existing Agreements). Defined terms used in this letter agreement (the “Third Letter Agreement”) but not otherwise defined in this Third Letter Agreement shall have the meanings ascribed to those terms in the Purchase Agreement.

To induce Purchasers to, among other things, continue to provide financial accommodations to the Companies and, more specifically, to agree to the terms of (a) the Amended and Restated Demand Note, dated as of the date hereof, in the principal amount of $19,989.00 in favor of Valens U.S., (b) the Amended and Restated Demand Note, dated as of the date hereof, in the principal amount of $75,830.00 in favor of Valens Offshore and (c) the Amended and Restated Demand Note, dated as of the date hereof, in the principal amount of $416,581.00 in favor of PSource (collectively, the “Demand Notes”), each of the undersigned (other than the Purchasers and Agent) hereby:

(a)  acknowledges, ratifies and confirms that the Purchasers have made several term loans to the Company (the “Original Term Loans”) and such Original Term Loans are evidenced by the Existing Notes;

(b)  acknowledges, ratifies and confirms that, as of the date hereof, the aggregate outstanding principal amount of the Original Term Loans is $6,815,428.14;

(c)  acknowledges, ratifies and confirms that on the date hereof (the “Closing Date”), subject to the terms and conditions set forth herein and in the New Agreements (as defined below), the Purchasers shall make an additional advance to the Company in an aggregate amount equal to TWO HUNDRED SEVENTY TWO THOUSAND DOLLARS ($272,000.00) (the “Additional Advances”). The Additional Advances shall be evidenced by the Demand Notes. Each of the Company and the Subsidiaries (collectively, the “Security Parties”) hereby acknowledge and agree that the Purchasers’ obligation to purchase the Demand Notes on the Closing Date shall be contingent upon the satisfaction (or waiver by Agent) of the items and matters set forth in the closing checklist provided by the Agent to the Security Parties on or prior to the Closing Date;

(d)  acknowledges, ratifies and confirms that in consideration of the Purchasers’ agreement to make the Additional Advance, (i) the Company shall issue the Demand Notes to the Purchasers and (ii) the Company shall pay to Valens Capital Management, LLC, the investment manager of the Purchasers (“VCM”), a non-refundable payment in an amount equal to Three Thousand Seven Hundred Fifty Dollars ($3,750.00), plus reasonable expenses (including legal fees and expenses) incurred in connection with the entering into of this Third Letter Agreement and the ancillary documents, and expenses incurred in connection with VCM’s due diligence review of the Company and its Subsidiaries) and all related matters. Each of the foregoing payments in clause (ii) above shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason.

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(e)  represents and warrants to the Agent and the Purchasers that it has reviewed and approved the terms and provisions of the Demand Notes, this Third Letter Agreement and all documents, instruments and agreements executed in connection herewith and therewith (together the “New Agreements);

(f)  acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the New Agreements;

(g)  acknowledges, ratifies and confirms that the defined term “Obligations” under each of the Purchase Agreement and the Related Agreements include, without limitation, all obligations and liabilities of the Security Parties under the New Agreements and the Existing Agreements, as applicable, and all other obligations and liabilities of each of the undersigned to each Purchaser and Agent (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the “Obligations”);

(h)  acknowledges, ratifies and confirms that the New Agreements (i) are “Documents” under, and as defined in, the Security Agreement and the Guaranty and (ii) “Related Agreements” under, and as defined in, the Purchase Agreement;

(i)  acknowledges and confirms that (i) the occurrence of a breach and/or an Event of Default under any of the New Agreements shall constitute a breach and/or an Event of Default under the Existing Agreements and (ii) the occurrence of a breach and/or an Event of Default under any of the Existing Agreements shall constitute a breach and/or an Event of Default under the New Agreements;

(j)  represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned’s obligations under any of the Existing Agreements;

(k)  acknowledges, ratifies and confirms (i) that the security interest grants to Laurus set forth in the Existing Agreements extend to each Purchaser, as assignees of Laurus, and to Agent, as agent for each Purchaser, (ii) that the grant by each Security Party to the Purchasers and Agent of a security interest under the Existing Agreements extends to and covers all assets (including, without limitation, the equity interests owned by such Security Party) of each Security Party as more specifically set forth in the Existing Agreements and the New Agreements, as applicable (the “Security Interest Grants”), (iii) that the Security Interest Grants secure all Obligations, and (iv) that each Purchaser and Agent have all rights and remedies of a secured creditor under the Existing Agreements, the New Agreements and applicable law. To the extent not otherwise granted by the terms of the Existing Agreements, each Security Party grants to each Purchaser and Agent, as agent for each Purchaser, a security interest in all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes and equity securities), contract rights, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which each Security Party now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor;

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(l)  represents and warrants that (i) all of the representations made by or on behalf of the Security Parties in the Existing Agreements to which it is a party are true and correct in all material respects on and as of the date hereof; (ii) the Security Parties have the corporate power and authority to execute and deliver the New Agreements; (iii) all corporate action on the part of the Security Parties (including their respective officers and directors) necessary for the authorization of the New Agreements, the performance of all obligations of the Security Parties hereunder and thereunder and, the authorization, sale, issuance and delivery of the Demand Notes has been taken; and (iv) the New Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of the Security Party; and

(m)  releases, remises, acquits and forever discharges each Purchaser and its respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Third Letter Agreement, the Existing Agreements, the New Agreements and any other document, instrument or agreement made by the undersigned in favor of a Purchaser.

Each party hereto agrees and acknowledges that the Agent shall maintain, or cause to be maintained, for this purpose only as agent of the Company, (i) a copy of each assignment agreement delivered to it and (ii) a book entry system, within the meaning of U.S. Treasury Regulation Sections 15f.103-1(c) and 1.871-14(c) (the “Register”), in which it will register the name and address of each Purchaser and the name and address of each assignee of each Purchaser under this Third Letter Agreement and the Purchase Agreement, and the principal amount of, and stated interest on, the Existing Notes and Demand Notes owing to each such Purchaser and assignee pursuant to the terms hereof and each assignment agreement. The right, title and interest of the Purchasers and their assignees in and to such Existing Notes and Demand Notes shall be transferable only upon notation of such transfer in the Register, and no assignment thereof shall be effective until recorded therein. The Security Parties, the Purchasers and the Agent shall treat each person whose name is recorded in the Register as a Purchaser pursuant to the terms hereof and under the Purchase Agreement as a Purchaser and owner of an interest in the Obligations hereunder and thereunder for all purposes of this Third Letter Agreement and the Purchase Agreement, notwithstanding notice to the contrary or any notation of ownership or other writing or any note. The Register shall be available for inspection by the Security Parties or any Purchaser, at any reasonable time and from time to time, upon reasonable prior notice.

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This Third Letter Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

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This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours, WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

TRADE-WINDS ENVIRONMENTAL RESTORATION INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

NORTH ATLANTIC LABORATORIES, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

ENVIRONMENTAL RESTORATION, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

RESTORENET, INC., a New York corporation

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

SIGNATURE PAGE TO
LETTER AGREEMENT

ACCEPTED AND AGREED TO:

AGENT:

LV ADMINISTRATIVE SERVICES, INC.

By: /s/ Patrick Regan

Name: Patrick Regan
Title: Authorized Signatory

PURCHASERS:

VALENS U.S. SPV I, LLC

By: Valens Capital Management, LLC,
        its investment manager

By: /s/ Patrick Regan

Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By: Valens Capital Management, LLC,
        its investment manager

By: /s/ Patrick Regan

Name: Patrick Regan
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By: /s/ John Gilfillan

Name: John Gilfillan
Title: Director of PSource Capital Limited
          Signing for and on Behalf of PSource Structured Debt Limited

SIGNATURE PAGE TO
LETTER AGREEMENT